                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 11, 1996
                        ---------------------------------
                        (Date of earliest event reported)

                              THE FINOVA GROUP INC.

                              FINOVA FINANCE TRUST
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                      001-11011                     86-0695381
Delaware                      001-11011-01                  Applied For
--------------               ---------------------      ------------------
(State of                    (Commission File No.)      (IRS Employer
Incorporation)                                          Identification No.)

        1850 North Central Avenue, P.O. Box 2209, Phoenix, AZ 85002-2209
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (602) 207-4900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      On November 4, 1996, The FINOVA Group Inc. (the "Company") and FINOVA Finance Trust (the "Trust") filed a Registration Statement on Form S-3 (No. 333-15445 and -01). Such Registration Statement was declared effective by the Securities and Exchange Commission on December 5, 1996.

      On December 11, 1996, the Trust issued 2,300,000 5 1/2% Convertible Trust Originated Preferred Securities, guaranteed by the Company to the extent provided in the Registration Statement. The sole assets of the Trust are $118,556,750 aggregate principal amount of 5 1/2% Convertible Subordinated Debentures due 2016 of the Company.

      This Form 8-K includes as exhibits conformed copies of the definitive Indenture, Amended and Restated Declaration of Trust, Preferred Securities Guarantee, form of the Company's 5 1/2% Convertible Subordinated Debenture and form of the Trust's Preferred Security. These exhibits are being filed herewith for purposes of incorporation by reference, pursuant to Rule 12b-32(a) under the Securities Exchange Act of 1934, in the Registration Statement.

(c)   Exhibits.


Exhibit Number by Refer-             Description
ence to Item 601 of Regu-
lation S-K
-------------------------            -----------
4.1                                  Indenture, dated as of December 11, 1996,
                                     between the Company and Fleet National
                                     Bank, as trustee.

4.2                                  Amended and Restated Declaration of Trust,
                                     dated as of December 11, 1996, among Bruno
                                     A. Marszowski and Robert J. Fitzsimmons, as
                                     Regular Trustees, First Union Bank of
                                     Delaware, as Delaware Trustee, Fleet
                                     National Bank, as Property Trustee, and the
                                     Company.
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

4.3                                  Preferred Security Guarantee, dated as of
                                     December 11, 1996, between the Company and
                                     Fleet National Bank, as trustee.

4.4                                  Form of 5 1/2% Convertible
                                     Subordinated Debenture
                                     (included as an exhibit in
                                     Exhibit 4.1 above).

4.5                                  Form of Preferred Security
                                     (included as an exhibit in
                                     Exhibit 4.2 above).


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. and FINOVA Finance Trust have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    THE FINOVA GROUP INC.


                                    By: /s/ROBERT J. FITZSIMMONS
                                        --------------------------------
                                        Name:  Robert J. Fitzsimmons
                                        Title: Senior Vice President-
                                                 Treasurer


                                    FINOVA FINANCE TRUST


                                    By: /s/ROBERT J. FITZSIMMONS
                                        --------------------------------
                                        Name:  Robert J. Fitzsimmons,
                                                 as Regular Trustee



Date:  December 19, 1996

                                  EXHIBIT INDEX



Exhibit Number by Refer-             Description
ence to Item 601 of Regu-
lation S-K
-------------------------            -----------

4.1 Indenture, dated as of December 11, 1996, between the Company and Fleet National
                                     Bank, as trustee.

4.2 Amended and Restated Declaration of Trust, dated as of December 11, 1996, among Bruno
                                     A. Marszowski and Robert J. Fitzsimmons, as
                                     Regular Trustees, First Union Bank of
                                     Delaware, as Delaware Trustee, Fleet
                                     National Bank, as Property Trustee, and the
                                     Company.

4.3                                  Preferred Security Guarantee, dated as of
                                     December 11, 1996, between the Company and
                                     Fleet National Bank, as trustee.

4.4                                  Form of 5 1/2% Convertible
                                     Subordinated Debenture
                                     (included as an exhibit in
                                     Exhibit 4.1 above).

4.5                                  Form of Preferred Security
                                     (included as an exhibit in
                                     Exhibit 4.2 above).


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